                                                                    Exhibit 13.2

             CERTIFICATION OF CHIEF FINANCIAL OFFICER OR EQUIVALENT
                       PURSUANT TO 18 U.S.C. SECTION 1350,
                             AS ADOPTED PURSUANT TO
                  SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

The certification set forth below is being submitted in connection with Hitachi, Ltd.'s Form 20-F annual report for the fiscal year ended March 31, 2003 (the "Report") pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934, as amended (the "Exchange Act") for the purpose of complying with Rule 13a-14(b) or Rule 15d-14(b) of the Exchange Act and Section 1350 of Chapter 63 of Title 18 of the United States Code.

Yoshiki Yagi, Executive Vice President and Executive Officer of the Company, certifies that, to the best of his knowledge:

   (1) The Report fully complies with the requirements of Section 13(a) or 15(d) of the Exchange Act; and

   (2) The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of Hitachi, Ltd.

Date: September 30, 2003          /s/ Yoshiki Yagi
                                  ----------------------------------------------
                                  Yoshiki Yagi
                                  Executive Vice President and Executive Officer